Exhibit 10.14
PLEDGE AGREEMENT
     PLEDGE AGREEMENT, dated as of October 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”), made by WELLS TIMBERLAND TRS, INC., a Delaware corporation (“Wells TRS”), WELLS TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company (“Wells TRS Subsidiary”), and each Additional Grantor (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) that may from time to time become a party hereto (Wells TRS, Wells TRS Subsidiary and such Additional Grantors are collectively referred to as the “Grantors” and individually as a “Grantor”), in favor of COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for each of the Lenders.
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Timberlands II, LLC, a Delaware limited liability company, and Wells Timberland Acquisition, LLC, a Delaware limited liability company (each a “Borrower” and collectively, the “Borrowers”), the various lending institutions as are, or may from time to time become, parties thereto (collectively, the “Lenders”), and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrowers;
     WHEREAS, as a condition precedent to the occurrence of the Funding Date, each Grantor is required to execute and deliver this Agreement; and
     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrowers pursuant to the Credit Agreement, each Grantor agrees, with the Administrative Agent for its benefit and the benefit of each other Lender Party, as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Additional Grantors” is defined in clause (b) of Section 7.2.
     “Administrative Agent” is defined in the preamble.
     “Agreement” is defined in the preamble.

     “Borrower” and “Borrowers” is defined in the preamble.
     “Collateral” is defined in Section 2.1.
     “Credit Agreement” is defined in the first recital.
     “Grantor” and “Grantors” are defined in the preamble.
     “Lenders” are defined in the first recital.
     “LLC Agreement” is defined in clause (c)(A) of Section 2.1.
     “Partnership Agreement” is defined in clause (c)(A) of Section 2.1.
     “Pledge Agreement Supplement” is defined in clause (b) of Section 7.2.
     “Pledged Equity Interests” means all Pledged Shares, Pledged Partnership Interests and Pledged Membership Interests.
     “Pledged Membership Interests” is defined in clause (c) of Section 2.1.
     “Pledged Partnership Interests” is defined in clause (c) of Section 2.1.
     “Pledged Shares” means the shares of capital stock of any Securities Issuer in the amounts and percentages listed on Item A of Schedule I hereto, as such Schedule may be amended or supplemented from time to time.
     “Proceeds” has the meaning provided for in the U.C.C. and includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, (c) any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, the Collateral, and (d) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of the Collateral and all rights arising out of Collateral.
     “Secured Obligations” is defined in Section 2.2.
     “Securities Act” is defined in Section 6.2.
     “Securities Issuer” means any Person listed on Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) that has issued or may issue a Pledged Equity Interest.
     “U.C.C.” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, by reason of applicable Law, the validity or perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then as to such matters “U.C.C.” shall mean the Uniform Commercial Code as in effect in such other jurisdiction.
     SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
     SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.
ARTICLE II
PLEDGE
     SECTION 2.1 Grant of Security Interest. Each Grantor hereby pledges, hypothecates, collaterally assigns, charges, mortgages and pledges to the Administrative Agent, for its benefit and the ratable benefit of each of the Lenders, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each of the Lenders, a security interest in, all of such Grantor’s right, title and interest in and to the following, whether now or hereafter existing or acquired (collectively, the “Collateral”):
          (a) all issued and outstanding shares of capital stock of each Securities Issuer identified in Item B of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) and all additional shares of capital stock of Subsidiaries of the Borrowers from time to time acquired by such Grantor in any manner, the certificates representing such shares of capital stock and all options, warrants and other rights to acquire additional shares of capital stock of each Securities Issuer and Subsidiary of the Loan Parties;
          (b) (i) All Equity Interests in each Securities Issuer which is a limited liability company identified in Item C of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) and all additional Equity Interests in the same acquired from time to time by such Grantor, and (ii) all Equity Interests in each Securities Issuer which is a partnership identified in Item D of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time) and all additional interests in the same acquired from time to time by such Grantor, including, in each case, (A) all rights (but not obligations) of each applicable Grantor as a member or partner thereof, as the case may be, pursuant to the applicable limited liability company agreement or other related Organizational Document (collectively, the “LLC Agreement”), partnership agreement or other related Organizational Document (collectively, the “Partnership Agreement”) or otherwise, and all rights to receive distributions, cash, instruments and other property and assets from time to time received, receivable, or otherwise distributed thereunder, (B) all claims of each Grantor for damages arising out of or for breach of or default under the applicable LLC Agreement or Partnership Agreement, as the case may be, (C) the right of each applicable Grantor to terminate the applicable LLC Agreement or Partnership Agreement, as the case may be, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (D) all rights of each applicable Grantor, whether as a member or partner thereof, as the case may be, or otherwise, to all property and assets of the Securities Issuer (whether real property, inventory, equipment, contract rights, accounts, receivables, general intangibles, securities, instruments, chattel paper, documents, choses in action, or otherwise) and (E) certificates or instruments evidencing an ownership, partnership or membership interest in the applicable Securities Issuer or its assets (such certificates or instruments being referred to herein, in the case of membership interests, as the “Pledged Membership Interests” and, in the case of partnership interests, as the “Pledged Partnership Interests”), together with all options, warrants and other rights to acquire additional Pledged Membership Interests and Pledged Partnership Interests;
          (c) all dividends, distributions, interest and other payments and rights with respect to any of the items listed in clauses (a), (b) and (c) above; and
          (d) all Proceeds of any and all of the foregoing Collateral.
Notwithstanding the foregoing, under no circumstances shall the Collateral include the Equity Interests or LLC Agreement of Timberlands II.
     SECTION 2.2 Security for Obligations. This Agreement secures the payment in full in cash of all the Obligations, including all amounts payable by each Borrower and each other Loan Party under or in connection with the Credit Agreement, the Notes and each other Loan Document, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the “Secured Obligations”).
     SECTION 2.3 Delivery of Collateral. All Pledged Equity Interests shall be evidenced by a physical certificate. All such certificates and all other certificates or instruments representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.
     SECTION 2.4 Voting Rights; Dividends, Distributions and Payments. (a) In the event that any dividend or distribution is to be paid on any Pledged Equity Interest at a time when an Event of Default has not occurred and is continuing, such dividend, distribution or payment may, subject to the terms of the Credit Agreement, be paid directly to each Grantor. In addition, prior to the occurrence of any Event of Default and receipt by any relevant Grantor of a notice described in clause (b)(ii), such Grantor may exercise its voting and other consensual rights with respect to the Pledged Equity Interests, provided that the same is exercised in a manner not inconsistent with the terms of this Agreement or any other Loan Document. Notwithstanding the foregoing, all distributions in the form of additional Equity Interests shall be paid and delivered to the Administrative Agent and held as additional Collateral hereunder.
          (b) Each Grantor agrees that if any Event of Default shall have occurred and be continuing:
               (i) such Grantor shall, promptly upon receipt thereof and without any request therefor by the Administrative Agent, deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all dividends, distributions, interest, principal, other cash payments and Proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and
               (ii) after the Administrative Agent has notified such Grantor of the Administrative Agent’s intention to exercise its voting power under this clause:
                    (A) the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Pledged Equity Interests or other Equity Interests constituting Collateral, and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Equity Interests and such other Collateral; and
                    (B) such Grantor shall promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.
          (c) All dividends, distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by any Grantor but which such Grantor is then obligated to deliver to the Administrative Agent shall, until delivery to the Administrative Agent, be held by each Grantor separate and apart from such Grantor’s other property in trust for the Administrative Agent.
     SECTION 2.5 Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full in cash of all Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and the irrevocable termination of all the Commitments, at which time the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantors. In the event that any part of the Collateral is sold in connection with a sale permitted under the Credit Agreement (other than a sale to a Grantor) the security interest granted herein shall terminate with respect to such Collateral and all rights therein shall revert to the applicable Grantor or Grantors. Upon any such termination, the Administrative Agent will, at each Grantor’s sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Equity Interests, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination or release.
     SECTION 2.6 Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of:
          (a) any lack of validity, legality or enforceability of any Loan Document;
          (b) the failure of any Lender Party:

               (i) to assert any claim or demand or to enforce any right or remedy against any Grantor, any other Loan Party or any other Person under the provisions of any Loan Document or otherwise; or
               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation of any Grantor or any other Loan Party;
          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Obligation of any Grantor or any other Loan Party, including any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any other Loan Party or otherwise;
          (d) any reduction, limitation, impairment or termination of any Secured Obligation of any Grantor or any other Loan Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of any Grantor, any other Loan Party or otherwise;
          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;
          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or
          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor, any other Loan Party, any surety or any guarantor, including as a result of any proceeding of the nature referred to in Section 8.1.8 of the Credit Agreement.
     SECTION 2.7 Grantors Remain Liable. Anything herein to the contrary notwithstanding:
          (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of such Grantor’s duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;
          (b) each Grantor will comply in all material respects with all Laws relating to the ownership and operation of the Collateral, including, without limitation, all registration requirements under applicable Laws, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent the validity thereof is (A) being diligently contested in good faith by appropriate proceedings which (i) suspend the collection thereof and any Lien therefrom and (ii) for which adequate reserves in accordance with GAAP have been set aside by the Grantors, and (B) could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;
          (c) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of such Grantor’s duties or obligations under such Grantor’s Organizational Documents or any contract or agreement included in the Collateral; and
          (d) neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any Organizational Document or any contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     SECTION 2.8 Waiver of Subrogation. Each Grantor hereby irrevocably waives to the extent permitted by applicable Law and until such time as the Secured Obligations shall have been paid in full in cash (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and all the Commitments have irrevocably terminated, any claim or other rights which such Grantor may now or hereafter acquire against each Borrower or any other Loan Party that arises from the existence, payment, performance or enforcement of such Grantor’s obligations under this Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, and any right to participate in any claim or remedy of any Lender Party against each Borrower or any other Loan Party or any collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract or Law. If any amount shall be paid to any Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied against the Secured Obligations, whether matured or unmatured. Each Grantor acknowledges that such Grantor will receive direct and indirect benefits for the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each Grantor represents and warrants unto each Lender Party, as of the date such Grantor becomes a party to this Agreement, the making of the Loans and each pledge and delivery by such Grantor to the Administrative Agent of any Collateral, as set forth in this Article.
     SECTION 3.1 Ownership, No Liens, etc. Such Grantor has pledged to the Administrative Agent, for its benefit and the benefit of each other Lender Party, all the Pledged Equity Interests that is required to pledge pursuant to the Credit Agreement. Such Grantor is the legal and beneficial owner of, and has good and marketable title to (and has full corporate, partnership or limited liability company right and authority to pledge and assign) the Collateral, free and clear of all Liens, except for this security interest granted pursuant hereto in favor of the Administrative Agent for the benefit of the Lender Parties. All of the Pledge Equity Interests have been duly authorized, validly issued and are fully paid and non-assessable, and have not been issued or transferred in violation of any securities or other applicable Law. Except as permitted by the Credit Agreement, there are no existing options, warrants, calls, purchase rights, commitments or obligations with respect to the Pledged Equity Interests.
     SECTION 3.2 Valid Security Interest. The delivery of any Pledged Equity Interests forming a part of the Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest therein and all Proceeds thereof, securing the Secured Obligations, in favor of the Administrative Agent for the ratable benefit of the Lender Parties. No filing or other action will be necessary to perfect or protect such security interest.
     SECTION 3.3 As to Pledged Shares. In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding capital stock of each Securities Issuer thereof. The Grantors have no Subsidiaries other than the Securities Issuers and Timberlands II.
     SECTION 3.4 As to Pledged Membership Interests and Pledged Partnership Interests, etc.
          (a) In the case of any Pledged Membership Interests and Pledged Partnership Interests constituting a part of the Collateral, all of such Pledged Equity Interests are certificated, duly authorized and validly issued, fully paid and non-assessable, and constitute all of the issued and outstanding partnership interests and membership interests held by such Grantor in the applicable Securities Issuer.
          (b) Each LLC Agreement and Partnership Agreement to which the Grantor is a party, true and complete copies of which have been furnished to the Administrative Agent, has been duly authorized, executed, and delivered by such Grantor, has not been amended or otherwise modified except as permitted by the Credit Agreement, is in full force and effect, and is binding upon and enforceable against such Grantor in accordance with its terms. There exists no material default (or other default that could reasonably be expected to impair the interests or rights of the Administrative Agent) under any such LLC Agreement or Partnership Agreement by such Grantor.
          (c) Each such LLC Agreement and Partnership Agreement, as the case may be, expressly provides that the Pledged Membership Interests or Pledged Partnership Interests, as the case may be, are “securities” governed by Article 8 of the U.C.C. and are required to be in certificated form.
          (d) Such Grantor’s Equity Interests in each Securities Issuer is set forth in Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time).
          (e) Such Grantor had and continues to have the power and legal capacity to execute and carry out the provisions of all such LLC Agreements and Partnership Agreements, as the case may be, to which such Grantor is a party.

          (f) The state of organization of each Securities Issuer of any Pledged Membership Interests and Pledged Partnership Interests constituting a part of the Collateral is as set forth in Item C or Item D of Schedule I attached hereto (as such Schedule may be amended or supplemented from time to time).
     SECTION 3.5 Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either for (a) the pledge by such Grantor of any Collateral pursuant to this Agreement or for the execution, delivery and performance of this Agreement by such Grantor or (b) the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, with respect to the Pledged Equity Interests, as may be required in connection with a disposition of such Pledged Equity Interests by Laws affecting the offering and sale of securities generally.
     SECTION 3.6 Due Execution, Validity, etc. Such Grantor has full corporate, partnership or limited liability company power and authority, and holds all requisite licenses, permits and other approvals of Governmental Authorities, to enter into and perform such Grantor’s obligations under this Agreement. The execution, delivery and performance by such Grantor of this Agreement does not contravene or result in a default under such Grantor’s Organizational Documents or contravene or result in a default under any contractual restriction, Lien or Law binding on such Grantor. This Agreement has been duly authorized by such Grantor, has been duly executed and delivered by or on behalf of such Grantor and constitutes the legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the rights of creditors generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).
ARTICLE IV
COVENANTS
     SECTION 4.1 Protect Collateral; Further Assurances, etc. No Grantor will create or suffer to exist any Lien on the Collateral (except a Lien in favor of the Administrative Agent). Each Grantor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons (other than the Administrative Agent). Each Grantor agrees that at any time, and from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Except as permitted by the Credit Agreement, no Grantor will permit any Securities Issuer to own any Equity Interest unless the same is immediately delivered in pledge to the Administrative Agent hereunder.
     SECTION 4.2 Powers, etc. Each Grantor agrees that all Pledged Equity Interests delivered by such Grantor pursuant to this Agreement will be accompanied by duly executed undated blank powers, or other equivalent instruments of transfer reasonably acceptable to the

Administrative Agent. Each Grantor will, from time to time upon the reasonable request of the Administrative Agent, promptly deliver to the Administrative Agent such powers, instruments, and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to the Collateral and will, from time to time upon the request of the Administrative Agent during the continuance of any Event of Default, promptly transfer any Pledged Equity Interests or other Equity Interests constituting Collateral into the name of any nominee designated by the Administrative Agent.
     SECTION 4.3 Continuous Pledge. Subject to Section 2.4, each Grantor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Equity Interests constituting Collateral, all dividends and distributions with respect thereto and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Grantor in respect of any Collateral.
     SECTION 4.4 LLC Agreements, Partnership Agreements and Organizational Documents. (a) Each Grantor shall at such Grantor’s own expense:
               (i) perform and observe in all material respects all the terms and provisions of each LLC Agreement, Partnership Agreement or other Organizational Document relating to the Collateral, as the case may be, to which such Grantor is a party and each other contract and agreement included in all the Collateral to be performed or observed by such Grantor, maintain such LLC Agreement, Partnership Agreement or other Organizational Document relating to the Collateral, as the case may be, and each such other contract and agreement in full force and effect, in such Grantor’s reasonable business judgment, enforce such LLC Agreement, Partnership Agreement or other Organizational Document relating to the Collateral, as the case may be, and each such other contract and agreement in accordance with its terms, and, upon the occurrence and during the continuance of any Event of Default, take all such action to such end as may from time to time be requested by the Administrative Agent; and
               (ii) from time to time (A) furnish to the Administrative Agent such information regarding the Collateral as the Administrative Agent may reasonably request, and (B) upon the occurrence and during the continuance of any Event of Default, upon the request of the Administrative Agent, make to any other party to such LLC Agreement, Partnership Agreement or other Organizational Document relating to the Collateral, as the case may be, such requests for information and for action as such Grantor is entitled to make thereunder.
          (b) No Grantor shall consent to any amendment, supplement, waiver or other modification of any of the terms or provisions contained in, or applicable to, any LLC Agreement, Partnership Agreement or other Organizational Document except as permitted under Section 7.2.10 of the Credit Agreement.
     SECTION 4.5 Additional Covenants. Each Grantor agrees that, until all the Secured Obligations have been paid in full in cash on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and all Commitments shall have irrevocably terminated, it will comply with all the terms and provisions of the Credit Agreement and the other Loan Documents that are applicable to it.

ARTICLE V
THE ADMINISTRATIVE AGENT
     SECTION 5.1 Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in such Grantor’s own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all actions and execute any and all documents and instruments that may, in the judgment of the Administrative Agent, be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, after the occurrence and during the continuance of any Event of Default, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
          (a) take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable;
          (b) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;
          (c) execute, in connection with any sale or other disposition provided for in Section 6.1, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
          (d) (i) direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) receive, collect, sign and indorse any drafts or other instruments, documents and chattel paper in connection in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Lender Parties’

security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
     Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
     SECTION 5.2 Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor.
     SECTION 5.3 Access and Examination. In order to give effect to the intent of this Agreement, the Administrative Agent may at all reasonable times have access to, examine, audit, make extracts from and inspect each Grantor’s records, files and books of account and the Collateral, and may discuss each Grantor’s affairs with such Grantor’s officers and management. Each Grantor will deliver to the Administrative Agent promptly following its request therefor any instrument necessary for the Administrative Agent to obtain records from any service bureau maintaining records for such Grantor. The Administrative Agent may, at expense of the Grantors, use each Grantor’s personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing the security interest granted hereunder.
     SECTION 5.4 Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the U.C.C. or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, nor shall any such Person be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Equity Interests, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, and (b) the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any loss, damage, depreciation or other diminution in the value of any of the Collateral, except in respect of any damages attributable solely to any such Person’s gross negligence or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.
ARTICLE VI
REMEDIES
     SECTION 6.1 Remedies. If any Event of Default shall have occurred and be continuing the Administrative Agent may:

          (a) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it (including, without limitation, as provided in Section 5.1 and clause (b) of Section 2.4), all the rights and remedies of a secured party on default under the U.C.C. and also may, without demand of performance or other demand, presentment, obtaining a final judgment, protest, advertisement or notice of any kind (except any notice required by Law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), sell, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing) in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least 10 days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchase or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Section, any Lender Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Lender Party from any Grantor as a credit against the purchase price, and such Lender Party may upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor;
          (b) exercise any and all rights and remedies of each Grantor under or in connection with the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under this Agreement or any other Loan Document and the Assigned Agreements or otherwise in respect of the Collateral, including any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral; and
          (c) enforce compliance with, and take any and all actions with respect to, each LLC Agreement, Partnership Agreement or other Organizational Document, as the case may be, to the fullest extent as though the Administrative Agent were the absolute owner of the Pledged

Membership Interests, Pledged Partnership Interests, Pledged Shares and other Collateral, including the right to receive all distributions and other payments that are made pursuant to such LLC Agreement , Partnership Agreement or other Organizational Document, as the case may be.
     SECTION 6.2 Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:
          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;
          (b) use its best efforts to qualify the Collateral under the state securities or “Blue Sky” Laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;
          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and
          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Law.
Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lenders by reason of the failure by such Grantor to perform any of the covenants contained in this Section and, consequently, to the extent permitted under applicable Law, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.
     SECTION 6.3 Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to any Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.
     SECTION 6.4 Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent for the ratable benefit of the Lender Parties against all or any part of the Secured Obligations in accordance with Section 8.6 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent), and the irrevocable termination of all the Commitments, shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.
     SECTION 6.5 Indemnity and Expenses. Each Grantor agrees to jointly and severally indemnify and hold harmless the Administrative Agent and its directors, officers, employees, agents, Affiliates and their Related Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from any such Person’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with (a) the administration of this Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Administrative Agent or the Lenders hereunder or (d) the failure by any Grantor to perform or observe any of the provisions hereof.
ARTICLE VII
MISCELLANEOUS PROVISIONS
     SECTION 7.1 Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 1.3 and Article X thereof.
     SECTION 7.2 Amendments, etc.; Additional Grantors; Successors and Assigns.

          (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by any Grantor herefrom, shall be effective unless the same shall be in writing and signed by the Administrative Agent and the percentage of the Lenders as required by Section 11.1 of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.
          (b) Upon the execution and delivery by any Person of a pledge agreement supplement in substantially the form of Exhibit A hereto (each a “Pledge Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and refer to such Additional Collateral Grantor and (ii) the disclosure schedule attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through VI attached hereto, as appropriate, and the Administrative Agent may attach such supplemental disclosure schedules to such Schedules, and each reference to such Schedules shall refer to such Schedules as amended or supplemented by such supplemental disclosure schedules.
          (c) This Agreement shall be binding upon each Grantor and its successors, transferees and assignees, and shall inure to the benefit of and be enforceable by the Administrative Agent and each other Lender Party and their respective successors and assigns; provided, however, that no Grantor may assign such Grantor’s obligations hereunder without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing, any Lender may assign or otherwise transfer (in whole or in part) any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or otherwise, subject, however, to the provisions of Section 11.10 of the Credit Agreement.
     SECTION 7.3 Addresses for Notices. All notices and other communications provided for hereunder shall be made as provided in, and subject to the terms of, Section 11.2 of the Credit Agreement. All notices to each Grantor shall be sent care of Wells Timberland at the address set forth in the Credit Agreement and all notices to the Administrative Agent shall be sent as provided in the Credit Agreement.
     SECTION 7.4 Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
     SECTION 7.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 7.6 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.

     SECTION 7.7 Waivers. Each Grantor hereby waives any right, to the extent permitted by applicable Law, to receive prior notice of a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Administrative Agent to take possession, exercise control over or dispose of any item of Collateral, where such action is permitted under the terms of this Agreement or any other Loan Document or by applicable Law, or of the time, place or terms of sale in connection with the exercise of the Administrative Agent’s rights hereunder. Each Grantor waives, to the extent permitted by applicable Law, any bonds, security or sureties required by the Administrative Agent with respect to any of the Collateral. Without limiting the foregoing, each Grantor agrees that such Grantor will not invoke, claim or assert any benefit of applicable Law, or take or attempt to take any action that could reasonably be expected to have the effect of delaying, impeding or preventing the Administrative Agent from exercising any of its rights or remedies with respect to the Collateral as herein provided.
     SECTION 7.8 Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
     SECTION 7.9 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY OR GRANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR AND LENDER PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUIT LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH GRANTOR MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH

LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO SUCH GRANTOR OR SUCH GRANTOR’S PROPERTY, SUCH GRANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF SUCH GRANTOR’S OBLIGATIONS UNDER THIS AGREEMENT.
     SECTION 7.10 Waiver of Jury Trial, etc. EACH LENDER PARTY AND GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS SUCH GRANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY OR GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT SUCH GRANTOR HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT.
     SECTION 7.11 Waiver of Certain Claims. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO GRANTOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST EACH LENDER PARTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY INSTRUMENT CONTEMPLATED HEREBY.
     SECTION 7.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered as of the day and year first above written.

WELLS TIMBERLAND TRS, INC.

		By:	/s/ Randall D. Fretz

Name: Randall D. Fretz
Title: Senior Vice President

WELLS TRS HARVESTING OPERATIONS, LLC

		By:	FOREST RESOURCE CONSULTANTS,
INC., as Manager

		By:	/s/ David Foil
Name: David Foil
Title: President
ACKNOWLEDGED AND ACCEPTED:

COBANK, ACB,
as Administrative Agent
By:	/s/ Michael Tousignant

Name: Michael Tousignant
Title: VP
Pledge Agreement
Signature Page

SCHEDULE I
to
Pledge Agreement

Item B. Pledged Shares

Authorized
	Securities	Shares	Outstanding	% of Shares	Certificate
Grantor	Issuer	Interests	Shares	Pledged	No.

Item C. Pledged Membership Interests

Membership
	State of		No. of	Interests %
	Organization	Securities	Membership	of Interests
Grantor	of Grantor	Issuer	Interests	Pledged	Certificate No.
Wells Timberland	Delaware	Wells TRS	1,000	100%	01
TRS, Inc.		Harvesting
Operations, LLC

Item D. Pledged Partnership Interests

			Type of	Partnership
	State of		Pledged	% of Pledge
	Organization	Securities	Partnership	Partnership	Certificate
Grantor	of Grantor	Issuer	Interests	Interest	No.

EXHIBIT A
to
Pledge Agreement
FORM OF PLEDGE AGREEMENT SUPPLEMENT
[Date]
CoBank, ACB,
     as Administrative Agent
5550 South Quebec Street
Greenwood Village, Colorado 80111
Attention: Syndications Coordinator, Corporate Finance Division
TIMBERLANDS II, LLC and
WELLS TIMBERLAND ACQUISITION, LLC
Ladies and Gentlemen:
     Reference is made to the Pledge Agreement, dated as of October 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge Agreement”), made by Wells Timberland TRS, Inc., a Delaware corporation (“Wells TRS”), Wells TRS Harvesting Operations, LLC, a Delaware limited liability company (“Wells TRS Subsidiary”), and each other Person (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I) that may from time to time become a party thereto (Wells TRS, Wells TRS Subsidiary and such other Persons that become Additional Grantors are collectively referred to as the “Grantors” and individually as a “Grantor”), in favor of CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for each of the Lender Parties.
     The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Pledge Agreement as if the undersigned were an original party thereto and agrees that each reference in the Pledge Agreement to a “Grantor” shall also mean and refer to the undersigned.
     The undersigned hereby collaterally assigns, mortgages and pledges to the Administrative Agent for its benefit and the ratable benefit of the Lenders, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Lenders, as collateral for the Secured Obligations, a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to the undersigned’s Collateral, whether now owned or hereafter acquired, subject to all of the terms and provisions of the Pledge Agreement, as if such

Collateral of the undersigned had been subject to the Pledge Agreement on the date of its original execution.
     The undersigned has attached hereto a supplement to Schedule I to the Pledge Agreement, and the undersigned hereby certifies that such supplement is accurate and complete as of the date first above written.

Exhibit A- 2

     The undersigned hereby makes each representation and warranty set forth in Article III of the Pledge Agreement as to itself and as to the undersigned’s Collateral to the same extent as each other Grantor, and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Pledge Agreement to the same extent as all the other Grantors.
     This letter shall be governed by and construed in accordance with the Laws of the State of New York.

	Very	truly yours,

	[NAME	OF ADDITIONAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

COBANK, ACB,
as Administrative Agent
By:
Name:
Title:

Exhibit A- 3